Exhibit 99.2

GASTAR EXPLORATION LTD.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2009 AND
NINE MONTHS ENDED SEPTEMBER 30, 2010

Introduction

On November 1, 2010, Gastar Exploration USA Inc., a wholly-owned subsidiary of Gastar Exploration Ltd. (collectively, the “Company”) completed its previously announced Marcellus Shale joint venture transaction with Atinum Marcellus I LLC (“Atinum”) (the “Atinum Joint Venture”) as contemplated by the Purchase and Sale Agreement, dated September 21, 2010, and the Form of Participation Agreement (the “Closing”).  Pursuant to the Closing, the Company assigned a 21.43% interest in all of its existing Marcellus Shale assets in West Virginia and Pennsylvania, which consists of approximately 34,200 net acres and a 50% working interest in 16 producing shallow conventional wells and one non-producing vertical Marcellus Shale well.  At Closing, Atinum paid approximately $30.0 million in cash to the Company.  As of Closing, the drilling carry balance was $40.0 million, which will be used to cover Atinum’s 50% share of drilling, completion and infrastructure costs along with 75% of the Company’s 50% share of those same costs within the areas of mutual interest.

The following unaudited pro forma condensed consolidated financial statements and accompanying notes present the financial statements of the Company assuming the transaction occurred as of September 30, 2010 with respect to the Condensed Consolidated Balance Sheet and as of January 1, 2009 with respect to the Condensed Consolidated Statement of Operations for the nine months ended September 30, 2010 and the year ended December 31, 2009.

The adjustments presented in the unaudited pro forma condensed consolidated financial statements are based on currently available information and certain estimates and assumptions.  Therefore, actual results may differ from the pro forma adjustments.  However, management believes that the estimates and assumptions used provide a reasonable basis for presenting the significant effects of the transaction.  Management also believes the pro forma adjustments give appropriate effect to the estimates and assumptions and are applied in conformity with U.S. generally accepted accounting principles.

GASTAR EXPLORATION LTD. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

	September 30, 2010
	Historical	Pro Forma Adjustments		Pro Forma
	(in thousands, except share and per share data )

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$6,937	$6,000	(a)	$12,937
Term deposit	-			-
Accounts receivable, net of allowance for doubtful accounts of $577	2,954			2,954
Receivable from unproved property sale	-			-
Commodity derivative contracts	12,233			12,233
Prepaid expenses	269			269
Total current assets	22,393	6,000		28,393

PROPERTY, PLANT AND EQUIPMENT:
Natural gas and oil properties, full cost method of accounting:
Unproved properties, excluded from amortization	151,793	(25,289	)(b)	126,504
Proved properties	338,954	(4,816	)(b)(d)	334,138
Total natural gas and oil properties	490,747	(30,105)		460,642
Furniture and equipment	1,032			1,032
Total property, plant and equipment	491,779	(30,105)		461,674
Accumulated depreciation, depletion and amortization	(290,094)			(290,094)
Total property, plant and equipment, net	201,685	(30,105)		171,580

OTHER ASSETS:
Restricted cash	50			50
Commodity derivative contracts	11,567			11,567
Deferred charges, net	567			567
Drilling advances and other assets	100			100
Total other assets	12,284	-		12,284
TOTAL ASSETS	$236,362	$(24,105)		$212,257

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable	$3,127			$3,127
Revenue payable	4,556			4,556
Accrued interest	167			167
Accrued drilling and operating costs	3,540			3,540
Commodity derivative contracts	3,263			3,263
Commodity derivative premium payable	3,024			3,024
Accrued litigation settlement liability	19,750			19,750
Short-term loan	-			-
Accrued taxes payable	-			-
Other accrued liabilities	1,706			1,706
Total current liabilities	39,133	-		39,133

LONG-TERM LIABILITIES:
Long-term debt	24,000	(24,000	)(c)	-
Commodity derivative contracts	2,141			2,141
Commodity derivative premium payable	5,838			5,838
Accrued litigation settlement liability	1,400			1,400
Asset retirement obligation	6,463	(105	)(d)	6,358
Warrant derivative	-			-
Total long-term liabilities	39,842	(24,105)		15,737

Commitments and contingencies (Note 13)

SHAREHOLDERS' EQUITY:
Preferred stock, no par value; unlimited shares authorized; no shares issued	-			-
Common stock, no par value; unlimited shares authorized; 50,378,094 shares issued and outstanding at September 30, 2010	263,809			263,809
Additional paid-in capital	22,789			22,789
Accumulated deficit	(129,211)			(129,211)
Total shareholders' equity	157,387	-		157,387
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$236,362	$(24,105)		$212,257

GASTAR EXPLORATION LTD. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

	For the Nine Months Ended September 30, 2010
	Historical	Pro Forma Adjustments		Pro Forma
	(in thousands, except share and per share data )

REVENUES:
Natural gas and oil revenues	$22,152	$(160	)(e)	$21,992
Unrealized natural gas hedge gain (loss)	13,893			13,893
Total revenues	36,045	(160)		35,885

EXPENSES:
Production taxes	300	(7	)(f)	293
Lease operating expenses	5,206	(85	)(f)	5,121
Transportation, treating and gathering	3,508	(0)		3,508
Depreciation, depletion and amortization	6,068	(38	)(f)	6,030
Impairment of natural gas and oil properties	-			-
Accretion of asset retirement obligation	292	(5	)(f)	287
General and administrative expense	11,618			11,618
Litigation settlement expense	21,150			21,150
Total expenses	48,142	(135)		48,007

LOSS FROM OPERATIONS	(12,097)	(25)		(12,122)

OTHER INCOME (EXPENSE):
Interest expense	(120)			(120)
Early extinguishment of debt	-			-
Investment income and other	1,343			1,343
Gain on sale of assets	-			-
Unrealized warrant derivative gain (loss)	205			205
Foreign transaction gain	349			349

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES	(10,320)	(25)		(10,345)

Provision for income tax expense (benefit)	(804)			(804)

NET INCOME (LOSS)	$(9,516)	$(25)		$(9,541)

NET INCOME (LOSS) PER SHARE:
Basic	$(0.19)			$(0.19)
Diluted	$(0.19)			$(0.19)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	49,063,253			49,063,253
Diluted	49,063,253			49,063,253

GASTAR EXPLORATION LTD. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

	For the Year Ended December 31, 2009
	Historical	Pro Forma Adjustments		Pro Forma
	(in thousands, except share and per share data )

REVENUES:
Natural gas and oil revenues	$40,636	$(177	)(e)	$40,459
Unrealized natural gas hedge gain (loss)	(7,767)			(7,767)
Total revenues	32,869	(177)		32,692

EXPENSES:
Production taxes	439	(9	)(f)	430
Lease operating expenses	6,572	(66	)(f)	6,506
Transportation, treating and gathering	1,547	(0)		1,547
Depreciation, depletion and amortization	16,484	(80	)(f)	16,404
Impairment of natural gas and oil properties	68,729			68,729
Accretion of asset retirement obligation	379	(3	)(f)	376
General and administrative expense	15,649			15,649
Total expenses	109,799	(158)		109,641

LOSS FROM OPERATIONS	(76,930)	(19)		(76,949)

OTHER INCOME (EXPENSE):
Interest expense	(3,993)			(3,993)
Early extinguishment of debt	(15,902)			(15,902)
Investment income and other	1,267			1,267
Gain on sale of assets	211,162			211,162
Unrealized warrant derivative gain (loss)	(205)			(205)
Foreign transaction gain	3,764			3,764

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES	119,163	(19)		119,144

Provision for income tax expense (benefit)	70,317			70,317

NET INCOME (LOSS)	$48,846	$(19)		$48,827

NET INCOME (LOSS) PER SHARE:
Basic	$1.06			$1.06
Diluted	$1.06			$1.06

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	46,102,662			46,102,662
Diluted	46,210,424			46,210,424

GASTAR EXPLORATION LTD. AND SUBSIDIARIES
NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.	Basis of Presentation

The historical amounts as of and for the nine months ended September 30, 2010 and for the year ended December 31, 2009 are derived from and should be read in conjunction with the Company’s Form 10-K for the year ended December 31, 2009, filed on April 15, 2010, and Form 10-Q for the nine months ended September 30, 2010, which was filed on November 4, 2010.

The pro forma adjustments in the accompanying Condensed Consolidated Balance Sheet have been prepared as if the Closing of the Atinum Joint Venture was completed on September 30, 2010.  The pro forma adjustments in the accompanying Condensed Consolidated Statements of Operations have been prepared as if the Closing of the Atinum Joint Venture was completed on January 1, 2009.  The pro forma Condensed Consolidated Financial Statements do not contend to be indicative of the financial position or results of the Company’s operations as of such dates or for such periods, nor are they necessarily indicative of future results.

2.	Pro Forma Adjustments and Assumptions

The unaudited pro forma Condensed Consolidated Financial Statements give pro forma effect to the following:

(a)	Reflects the cash received upon the Closing of the Atinum Joint Venture, excluding amounts used to repay outstanding debt under the Revolving Credit Facility.
(b)	Reflects the sale of the assets to Atinum.
(c)	Reflects the repayment of outstanding debt under the Revolving Credit Facility.
(d)	Reflects the adjustment to the asset retirement obligation for Atinum’s share of the assets sold and the liability assumed.
(e)	Reflects Atinum’s share of natural gas and oil revenues for Marcellus Shale operations sold during the stated period.
(f)
Reflects Atinum’s share of production taxes, lease operating expenses, depreciation, depletion and amortization expense and accretion expense for Marcellus Shale operations sold during the stated period.